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                                                                      Exhibit 21

                   Subsidiaries of Newmont Mining Corporation

                              As of March 27, 2003

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
NAME                                                                                PLACE OF INCORPORATION

BMG (Ghana) Limited                                                                 Ghana
Battle Mountain Gold Company                                                        Nevada, USA
Battle Mountain Canada Holdco, Inc.                                                 Nevada, USA
Battle Mountain Exploration Company                                                 Texas, USA
Battle Mountain (Irian Jaya) Ltd.                                                   Nevada, USA
Battle Mountain Resources, Inc.                                                     Nevada, USA
Battle Mountain Services Company                                                    Nevada, USA
Battle Mountain Sub Holdco, Inc.                                                    Nevada, USA
Canmont Mining Properties Limited                                                   Delaware, USA
CG Properties, Inc.                                                                 Nevada, USA
Compania Minera El Condor                                                           Nevada, USA
Crown Butte Resources Ltd.                                                          Canada
Dawn Mining Company LLC                                                             Delaware, USA
Elko Land and Livestock Company                                                     Nevada, USA
Empresa Minera Into Raymi S.A.                                                      Bolivia
Empresa Minera La Joya S.R.L.                                                       Bolivia
GF Financial, Inc.                                                                  Nevada, USA
Grupo BMG S.A. de C.V.                                                              Mexico
Hemlo Gold Mines (U.S.A.) Inc.                                                      Delaware, USA
Hemlo Gold Mines Australia Pty Limited                                              Victoria, Australia
Hospah Coal Company                                                                 Delaware, USA
Idarado Mining Company                                                              Delaware, USA
Kori Kollo Corporation                                                              Delaware, USA
MM Group S.A.                                                                       Panama
Minas Conga S.R. Limitada                                                           Peru
Minas de Oro BMG, S.A. de C.V.                                                      Mexico
Minas de Oro Hemlo S.A. de C.V.                                                     Mexico
Minera BMG                                                                          Nevada, USA
Minera BMG de Chile, Inc.                                                           Nevada, USA
Minera BMG de Mexico de R.L. de C.V.                                                Mexico
Minera Choluteca S.A. de C.V.                                                       Honduras
Minera Los Tapados S.A.                                                             Peru
Minera Penmont S. de R.L. de C.V.                                                   Mexico
Minera Newmont (Chile) Limitada                                                     Chile
Minera Newmont de Mexico                                                            Mexico
Minera Yanacocha S.R.L.                                                             Peru
Mineracao Chega Tudo Ltda                                                           Brazil
New Verde Mines LLC                                                                 Delaware, USA
Newmont Alaska Limited                                                              Delaware, USA
Newmont Altin Madencilik Limited Sirketi                                            Turkey
Newmont Australia Holdings Pty Ltd                                                  Australia
Newmont Australia Investment Limited                                                Delaware, USA
Newmont Australia Limited                                                           Western Australia
Newmont Bolivia Limited                                                             Nevada, USA
Newmont Canada Limited                                                              Canada
Newmont Capital Limited                                                             Canada
Newmont Exploration of Canada Limited                                               Canada
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
Newmont Global Employment Limited Partnership                                       Bermuda
Newmont Gold Company                                                                Delaware, USA
Newmont Grassy Mountain Corporation                                                 Delaware, USA
Newmont Holdings ULC                                                                Canada
Newmont Indonesia Investment Limited                                                Delaware, USA
Newmont Indonesia Limited                                                           Delaware, USA
Newmont International Services Limited                                              Delaware, USA
Newmont Kazakstan Gold Limited                                                      Delaware, USA
Newmont Kyrgyzstan Gold Limited                                                     Delaware, USA
Newmont Latin America Limited                                                       Delaware, USA
Newmont Midas Holdings Limited                                                      Nevada, USA
Newmont Midas Operations Inc.                                                       Nevada, USA
Newmont Mineral Exploration B.V.                                                    Netherlands
Newmont Mineral Holdings B.V.                                                       Netherlands
Newmont Mines Limited                                                               Delaware, USA
Newmont Mining Corporation                                                          Delaware, USA
Newmont Mining Corporation of Canada Limited                                        Canada
Newmont Nevada Energy Investment LLC                                                Delaware, USA
Newmont Nevada LLC                                                                  Nevada, USA
Newmont North America Exploration Limited                                           Delaware, USA
Newmont Nova Scotia ULC                                                             Canada
Newmont Overseas Exploration Limited                                                Delaware, USA
Newmont Peru Limited                                                                Delaware, USA
Newmont Philippines Second Resources, Inc.                                          Philippines
Newmont Realty Company                                                              Delaware, USA
Newmont Russia Holdings Limited                                                     Delaware, USA
Newmont Russia Limited                                                              Delaware, USA
Newmont Second Capital Corporation                                                  Delaware, USA
Newmont Southeast Asia Limited                                                      Delaware, USA
Newmont Tanzania Limited                                                            Tanzania
Newmont Technologies Limited                                                        Nevada, USA
Newmont USA Limited                                                                 Delaware, USA
Newmont (Uzbekistan) Limited                                                        Cyprus
N. I. Limited                                                                       Netherlands
Nusa Tenggara Partnership                                                           Netherlands
PT Iriana Mutiara Mining                                                            Indonesia
PT Newmont Bengkulu Minerals                                                        Indonesia
PT Newmont Minahasa Raya                                                            Indonesia
PT Newmont Nusa Tenggara                                                            Indonesia
PT Newmont Pacific Nusantara                                                        Indonesia
Pajingo Gold Mine Pty Ltd                                                           Queensland
Redstone Resources, Inc.                                                            Canada
Resurrection Mining Company                                                         Delaware, USA
Rosebud Mining Company, L.L.C.                                                      Delaware, USA
San Juan Basin Coal Holding Company                                                 Delaware, USA
Santa Fe Canadian Mining Limited                                                    Canada
Santa Fe Mining Australia Pty Limited                                               Australia Capital Territory
Santa Fe Pacific Gold Corporation                                                   Delaware, USA
Silidor Mines Inc.                                                                  Canada
Sociedad Minera Coshuro de Responsabilidad Ltda                                     Peru
Sociedad Minera de Responsabilidad Limitada Chaupiloma dos de Cajamarca             Peru
Uzbek-American Joint Venture, Zarafshan-Newmont                                     Uzbekistan
Yandal Bond Company Limited                                                         Delaware, USA
ACM Exploration Pty Ltd                                                             Australia Capital Territory
ACM Gold Pty Ltd                                                                    Western Australia
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
ACM Mines Pty Ltd                                                                   Western Australia
AGR Management Services Pty Ltd                                                     Western Australia
ACM (New Zealand) Limited                                                           New Zealand
Albion Downs Pty Ltd                                                                Western Australia
Armada Resources Pty Ltd                                                            Northern Territory
Ashpal Pty Ltd                                                                      Western Australia
Auag Resources Limited                                                              New Zealand
Ausdev Investments Pty Ltd                                                          South Australia
Australian Consolidated Minerals Pty Ltd                                            Western Australia
Australian Gold Alliance Pty Ltd                                                    South Australia
Australian Metals Corporation Pty Ltd                                               Western Australia
Autin Investments BV                                                                The Netherlands
Aztec Finance Pty Ltd                                                               Western Australia
Aztec Nominees Pty Ltd                                                              Western Australia
Bardini Pty Ltd                                                                     South Australia
Blackhill Minerals Limited                                                          New Zealand
Clave Pty Ltd                                                                       South Australia
Clynton Court Pty Ltd                                                               Victoria, Australia
Commercial Minerals Beteiligungsgesellschaft GmbH                                   Germany
Companie Minera LJB Normandy Peru SA                                                Peru
Comstaff Proprietary Limited                                                        Victoria, Australia
Dafrico (Overseas) Ltd                                                              Cyprus
Eagle Mining Pty Ltd                                                                Western Australia
Firma Enterprises Limited                                                           New Zealand
Fuse Limited                                                                        New Zealand
GMK Finance Pty Ltd                                                                 South Australia
GMK Investments Pty Ltd                                                             South Australia
GMKI Pty Ltd                                                                        Australian Capital Territory
Golden Grove Group Investment Holdings Pty Ltd                                      Western Australia
Golden Grove Group Investment Unit Trust                                            Western Australia
Golden Ridge Resources Limited                                                      Ghana
Goldfields Power Pty Ltd                                                            Western Australia
GPS Finance (No 2) Pty Ltd                                                          Australian Capital Territory
GPS Finance Pty Ltd                                                                 Australian Capital Territory
Great Central Holdings Pty Ltd                                                      Victoria, Australia
Great Central Investments Pty Ltd                                                   Victoria, Australia
Great Central Mines Pty Ltd                                                         Western Australia
H.T.A. Pty Ltd                                                                      Western Australia
Hampton Areas Australia Pty Ltd                                                     Western Australia
Hampton Jubilee Pty Ltd                                                             South Australia
Hunter Resources Pty Ltd                                                            Queensland
International Mineral Developers Limited                                            Cayman Islands
Kalgoorlie Consolidated Gold Mines Pty Ltd                                          Western Australia
Kalgoorlie Lake View Pty Ltd                                                        Victoria, Australia
KCGM Engineering Services Pty Ltd                                                   Western Australia
Kepala Burung Offshore Pty Ltd                                                      Victory, Australia
Lachlan Zinc Pty Ltd                                                                New South Wales
Linfast Pty Ltd                                                                     Western Australia
Little River (Resources) Pty Ltd                                                    New South Wales
Lode Development Limited                                                            New Zealand
Macapa Pty Ltd                                                                      Western Australia
Martha Hill Gold Mines Limited                                                      New Zealand
Martha Holdings Limited                                                             New Zealand
Martha Mining Limited                                                               New Zealand
Matlock Castellano Pty Ltd                                                          Western Australia
Matlock Mining Pty Ltd                                                              Western Australia
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
Mayflower Gold Mines Ltd                                                            Western Australia
Metals Exploration Pacific Pty Ltd                                                  Australian Capital Territory
Metal Traders Australasia Pty Ltd                                                   Victoria, Australia
Millmerran Coal Pty Ltd                                                             Queensland
Mineral Equities Limited                                                            New Zealand
Mineral Holdings Limited                                                            New Zealand
Minera Normandy Argentina SA                                                        Argentina
Minera Normandy Chile Limitada                                                      Chile
Minres Pty Ltd                                                                      Australian Capital Territory
Murchison Zinc Pty Ltd                                                              Northern Territory
National Shareholder Services Pty Ltd                                               Western Australia
Newmont ACM Management Pty Ltd                                                      Western Australia
Newmont ACM Pty Ltd                                                                 Victoria, Australia
Newmont Asia Pty Ltd                                                                South Australia
Newmont Boddington Holdings Pty Ltd                                                 South Australia
Newmont Boddington Investments Pty Ltd                                              South Australia
Newmont Boddington Pty Ltd                                                          South Australia
Newmont Capital Group Pty Ltd                                                       Western Australia
Newmont Carrington Pty Ltd                                                          Western Australia
Newmont Central Pty Ltd                                                             South Australia
Newmont Chile Holdings Inc                                                          Cayman Islands
Newmont Exploration Pty Ltd                                                         Victoria, Australia
Newmont Finance Limited                                                             South Australia
Newmont French Holdings SAS                                                         France
Newmont Ghana Gold Limited                                                          Ghana
Newmont GMK Holdings Pty Ltd                                                        Western Australia
Newmont Gold Pty Ltd                                                                South Australia
Newmont Gold Exploration Pty Ltd                                                    Western Australia
Newmont Gold Holdings Pty Ltd                                                       Western Australia
Newmont Gold Investments Pty Ltd                                                    South Australia
Newmont Gold Management Pty Ltd                                                     Northern Territory
Newmont Gold Marketing & Finance Pty Ltd                                            South Australia
Newmont Gold Services Pty Ltd                                                       South Australia
Newmont Gold Treasury Pty Ltd                                                       Australian Capital Territory
Newmont Golden Grove Operations Pty Ltd                                             Western Australia
Newmont Group Finance Limited                                                       South Australia
Newmont Group Gold Pty Ltd                                                          Victoria, Australia
Newmont Group Searches Pty Ltd                                                      Victoria, Australia
Newmont Group Trading Pty Ltd                                                       Victoria, Australia
Newmont GRPL Pty Ltd                                                                Western Australia
Newmont Holdings BV                                                                 The Netherlands
Newmont Insurance (Singapore) Pte Ltd                                               Singapore
Newmont International Exploration Pty Ltd                                           South Australia
Newmont International Group BV                                                      The Netherlands
Newmont International Holdings Pty Ltd                                              South Australia
Newmont Investments BV                                                              The Netherlands
Newmont Kaltails Pty Ltd                                                            Victoria, Australia
Newmont LaSource SAS                                                                France
Newmont LaSource Developpement SAS                                                  France
Newmont LaSource Resources Limited                                                  United Kingdom
Newmont Latin America Holdings Limited                                              Cayman Islands
Newmont Latin America Inc                                                           Canada
Newmont Lore Pty Ltd                                                                Western Australia
Newmont Metals Pty Ltd                                                              Australia Capital Territory
Newmont Mildite Pty Ltd                                                             Australian Capital Territory
Newmont Minerals Pty Ltd                                                            South Australia
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
Newmont Mining Services (Canada) Inc                                                Canada
Newmont Mining Pty Ltd                                                              South Australia
Newmont Mining Finance Pty Ltd                                                      Australian Capital Territory
Newmont Mining Holdings Pty Ltd                                                     South Australia
Newmont Mining Investments Pty Ltd                                                  South Australia
Newmont Mining Kazakstan Pty Ltd                                                    South Australia
Newmont Mining Services Pty Ltd                                                     South Australia
Newmont Mt Keith ACM Pty Ltd                                                        Western Australia
Newmont NFM Pty Ltd                                                                 South Australia
Newmont NGL Holdings Pty Ltd                                                        Northern Territory
Newmont Operations Pty Ltd                                                          Western Australia
Newmont Pacific Energy Pty Ltd                                                      Western Australia
Newmont Pacific Pty Ltd                                                             New South Wales
Newmont Pajingo Pty Ltd                                                             Western Australia
Newmont Pastoral Pty Ltd                                                            South Australia
Newmont Pipelines Finance Pty Ltd                                                   South Australia
Newmont Pipelines Pty Ltd                                                           South Australia
Newmont Power Pty Ltd                                                               South Australia
Newmont PT Pty Ltd                                                                  South Australia
Newmont Resources Limited                                                           United Kingdom
Newmont Service SAS                                                                 France
Newmont South East Asia Pte Ltd                                                     Singapore
Newmont Treasury Pty Ltd                                                            Western Australia
Newmont Vietnam Pty Ltd                                                             South Australia
Newmont Wiluna Gold Pty Ltd                                                         Queensland
Newmont Wiluna Metals Pty Ltd                                                       Western Australia
Newmont Wiluna Mines Pty Ltd                                                        Western Australia
Newmont Woodcutters Pty Ltd                                                         New South Wales
Newmont Wownaminya Pty Ltd                                                          Western Australia
New Yandal Operations Limited                                                       Victoria, Australia
NGF Limited                                                                         Cayman Islands
Nicron Resources (US) Pty Ltd                                                       New South Wales
NIM Australia Pty Ltd                                                               New South Wales
NIM Overseas Pty Ltd                                                                New South Wales
Norkal Pty Ltd                                                                      Western Australia
Normandy Asia (Philippines) Inc                                                     Philippines
Normandy Company (Malaysia) Sdn Bhd                                                 Malaysia
Normandy LaSource Cote D'Ivoire                                                     Ivory Coast
Normandy Madencilik AS                                                              Turkey
Normandy NFM Limited                                                                South Australia
Normandy Overseas Holding Coy Sdn Bhd                                               Malaysia
Normandy Spain Holdings SL                                                          Spain
Northerly Equities Pty Ltd                                                          South Australia
North Kalgurli Mines Pty Ltd                                                        Western Australia
Nottacar Investments Pty Ltd                                                        South Australia
NP Finance Pty Ltd                                                                  Australia Capital Territory
NP Finance (No 2) Pty Ltd                                                           Australia Capital Territory
NP Kalgoorlie Pty Ltd                                                               South Australia
Oberon Oil Pty Ltd                                                                  Western Australia
Orelia Pty Ltd                                                                      Northern Territory
Oremet Pty Ltd                                                                      New South Wales
Otminex Pty Ltd                                                                     New South Wales
Otter Gold Mines Limited                                                            New Zealand
Otter Gold NL                                                                       New South Wales
Otter Gold Trustee Company Limited                                                  New Zealand
Otter Investments Limited                                                           New Zealand
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
Otter Services Pty Ltd                                                              New South Wales
Pacific-Nevada Mining Pty Ltd                                                       Australia Capital Territory
Pan Ocean Resources Pty Ltd                                                         Queensland
Paringa Mining & Exploration Coy Limited                                            United Kingdom
Perpleks Pty Ltd                                                                    South Australia
Petrocarb Exploration Pty Ltd                                                       Victoria, Australia
Phillip Creek Pastoral Co Pty Ltd                                                   South Australia
Phoenix Assets Limited                                                              New Zealand
Phu Bia Mining Limited                                                              Laos
Posdale Pty Ltd                                                                     South Australia
Posor Pty Ltd                                                                       South Australia
PT Gunung Faumai Mining                                                             Indonesia
PT Horas Nauli                                                                      Indonesia
PT Normandy Indonesia                                                               Indonesia
Quotidian No 117 Pty Ltd                                                            New South Wales
Rank Mining Company Limited                                                         Ghana
Resource Esap Pty Ltd                                                               New South Wales
Resource Gesp Pty Ltd                                                               New South Wales
Resource Investments Australasia Limited                                            New Zealand
Sanworth Pty Ltd                                                                    Queensland
Sater Pty Ltd                                                                       South Australia
Sharevest Pty Ltd                                                                   Victoria, Australia
Shenreef Pty Ltd                                                                    New South Wales
Societe Miniere De Sabodala                                                         Senegal
Tennant Creek Pastoral Co Pty Ltd                                                   Northern Territory
Thracean Gold Mining SA                                                             Greece
Tiree Investments Limited                                                           New Zealand
Union Hill Number One Limited                                                       New Zealand
Utal Pty Ltd                                                                        South Australia
Waihi Financing Limited                                                             New Zealand
Waihi Gold Company Nominees Limited                                                 New Zealand
Waihi Gold Mining Company Limited                                                   New Zealand
Maihi Mines Limited                                                                 New Zealand
Waihi Resources Limited                                                             New Zealand
Welcome Gold Mines Limited                                                          New Zealand
Wirralie Gold Mines Pty Ltd                                                         Queensland
Yandal Gold Holdings Pty Ltd                                                        Victoria, Australia
Yandal Gold Pty Ltd                                                                 Victoria, Australia
Zincoli Beteiligungsgesellschaft MbH                                                Germany
Zincoli CML GmbH & Co KG                                                            Germany
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